UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2015

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2015, BioScrip, Inc. (the “Company”) entered into a third amendment (the “Third Amendment”) to its credit agreement dated as of July 31, 2013, as amended on December 23, 2013 and January 31, 2014, with SunTrust Bank, Jefferies Finance LLC and Morgan Stanley Senior Funding, Inc. (the “Senior Credit Facilities”).   The Third Amendment, among other things, establishes an alternate leverage test for the fiscal quarters ending March 31, 2015 through and including March 31, 2016. The maximum net leverage ratio for these quarters is consistent with that in effect for the prior four fiscal quarters. The Third Amendment eliminates the need to meet progressively lower leverage ratio requirements at each quarter end date for the next four quarters. The Third Amendment also reduces the Revolver Covenant Triggering Event from 25% of the Aggregate Revolving Commitment Amount to 5% of the Aggregate Revolving Commitment Amount beginning with the quarter ended June 30, 2015 and provides for certain additional financial reporting.

A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment.

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2015, the Company issued a press release reporting its 2014 fourth quarter and year-end financial results. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

As previously announced, the Company will host a conference call to discuss its 2014 fourth quarter and year-end financial results on March 2, 2015 at 8:30 a.m. Eastern Time. Interested parties may participate in the conference call by dialing 800-771-6917 (U.S.) or 212-231-2919 (International) 5-10 minutes prior to the start of the call. An investor presentation complementary to the conference call will also be available prior to the start of the call under the “Investor Relations” section of the Company’s website at www.bioscrip.com. A replay of the conference call will be available for two weeks after the call's completion by dialing 800-633-8284 (U.S.) or 402-977-9140 (International) and entering conference call ID number 21762174. An audio webcast and archive including the investor presentation will also be available for 30 days under the “Investor Relations” section of the Company’s website at www.bioscrip.com.

The press release includes certain non-GAAP financial measures as described therein. As required by Regulation G, reconciliation between any non-GAAP financial measures presented and the most directly comparable GAAP financial measures is also provided.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and in Exhibit 99.1 hereto as it relates to the Company’s financial results for the quarter ended December 31, 2014, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: March 2, 2015		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to the Senior Credit Facilities, dated as of March 1, 2015

99.1	BioScrip, Inc. press release dated March 2, 2015